UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 13, 2012

HANCOCK FABRICS, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	1-9482	64-0740905
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Fashion Way
Baldwyn, Mississippi 38824
(Address of Principal Executive Offices)

(662) 365-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2012,  Mr. Robert W. Driskell, Executive Vice President and Chief Financial Officer (“CFO”) of Hancock Fabrics, Inc. (the “Company”), tendered his resignation as Executive Vice President and CFO to be effective December 21, 2012.   Mr. Driskell is resigning to accept an executive position with a private equity owned specialty food retailer headquartered in the mid-west.  There are no disagreements between Mr. Driskell and the Company on any matter relating to the Company’s operations, policies or practices.  On December 13, 2012, the Board of Directors accepted Mr. Driskell’s resignation and appointed Mr. Larry D. Fair, Vice President and Chief Accounting Officer, as interim CFO to serve as principal financial and accounting officer, effective upon Mr. Driskell’s departure until such time as a new CFO is appointed.

Mr. Fair, 55, is a certified public accountant and has held a number of senior financial management positions with the Company since joining it in 1985.  Mr. Fair has served as the Company’s Vice President and Chief Accounting Officer since March 2007 and prior to that served as the Company’s Vice President, Finance from June 1996 to March 2007.

There is no arrangement or understanding between Mr. Fair and any other person pursuant to which he is being appointed as interim CFO.  There are no family relationships between Mr. Fair and any director or executive officer of the Company and there are no relationships or related transactions between Mr. Fair and the Company that would be required to be reported pursuant to Item 404(a) of Regulation S-K.

Item 7.01.  Regulation FD Disclosure.

A copy of the announcement issued by Steve Morgan, Chief Executive Officer and President of the Company to Company personnel on December 13, 2012 is furnished as Exhibit 99.1 to this Form 8-K and shall not be deemed to be “filed ” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit Number	Description

99.1	Internal announcement issued by Hancock Fabrics, Inc. dated December 13, 2012 announcing the resignation of Mr. Robert W. Driskell.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANCOCK FABRICS, INC.

Date: December 14, 2012	By:	/s/ Robert W. Driskell
Name:	Robert W. Driskell
Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)